UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

ORYON TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34212	26-2626737

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4251 Kellway Circle Addison, Texas 75001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 267-1321

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.03 Bankruptcy or Receivership.

The Plan of Reorganization Becomes Effective

On October 3, 2014, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, (the “Court”) entered an order approving the disclosure statement (the “Disclosure Statement”) that describes the plan of reorganization (the “Plan”) that Oryon Technologies, Inc. (the “Company”) and other parties have presented to the Court. The Disclosure Statement and Plan were distributed to creditors, along with ballots to either approve or reject their treatment in the Plan. On November 5, 2014, at a hearing to approve the Plan, the Court confirmed the Plan (the “Confirmation”) that would permit the Company to exit bankruptcy and resume its operational activities.

The provisions of the Plan and the terms of the settlement arrangement (the “Settlement Agreement”) that is the means for implementation of the Plan have been previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on November ___, 2014 and in the Company’s Quarterly Report on Form 10-Q filed with the Commission on December 9, 2014.

On December 9, 2015 (the “Effective Date”), the conditions of the Plan were complete and the Plan became effective permitting the Company to exit bankruptcy and resume its operational activities.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2014, the Effective Date, the following events occurred:

1.	Richard K. Hoesterey (an independent director and Chairman of the Compensation Committee of the Board), Mr. Clifton Shen, Mr. Larry L. Sears (an independent director and Chairman of the Audit Committee of the Board), and Thomas P. Schaeffer (the Company’s Chief Executive Officer and a member of the Board) submitted their resignations from the Board of Directors.

2.	Thomas P. Schaeffer (the Company’s Chief Executive Officer) and Mark E. Pape (the Company’s Chief Executive Officer) submitted their resignations as officers of the Company. The Board may appoint replacements to the offices of Chief Executive Officer and Chief Financial Officer, who may be members of EFL Tech’s management team, but no decision has been made, as of the date hereof, if or when such appointment will be made, or who will be appointed.

3.	The following individuals were appointed to fill the unexpired terms of resigning directors: George Hatzimihail, John Kapeleris and Steven Battaia.

Certain information with respect to the new directors is set forth below:

Mr. George Hatzimihail is a serial entrepreneur with over thirty years of international business experience. As a current Chairman and Director of international companies, including EFL Tech International Group NV and EFL Tech BV, and a respected leader and consultant, Mr. Hatzimihail has the experience to help guide the Company and its investors to obtain maximum value and potential growth from the future market applications of electroluminescence. Mr. Hatzimihail brings a wealth of knowledge and experience in board management and governance, business development and value creation.

Dr. John Kapeleris (FAIM, MAICD, BSc(Hons), GradDipMgt, MBA, DBiotech) has over twenty-four years of experience in product development, technology commercialization, business development and executive management. Early in his career, Dr. Kapeleris was responsible for developing and commercializing sixteen new technology products that achieved international market success and as a key member of the executive team that grew Panbio Ltd into a global multi-million dollar organization. Dr. Kapeleris has held numerous roles including R&D Manager, Quality Manager, Business Development Manager, VP Sales & Marketing and Deputy CEO. He has also worked on a number of national and international technology and commercialization projects. Dr. Kapeleris was recently the CEO/Deputy CEO/General Manager of the “Australian Institute for Commercialisation” delivering a range of solutions to industry, academia and government sectors. Dr. Kapeleris has been involved in a number of successful international IP licensing deals, technology commercialization projects and corporate development projects, including seven successful capital raisings and one IPO. Dr. Kapeleris holds director positions on several corporate boards, including EFL Tech International Group NV, Infinity Care Ltd and PraxisCorporation Pty Ltd, and on advisory boards providing corporate governance and strategy advice. Dr. Kapeleris has received numerous awards, including Australian Small Business of the Year, Australian Quality Award, Innovative Exporter Award, Top 100 Fastest Growing Companies and Manager of the Year, Australian Institute of Management Awards.

Mr. Steven Battaia is currently the Managing Director of All Metal Solutions, a multi-million dollar custom metal fabricator for a wide range of clients in the mining, manufacturing, agriculture and construction industries, including clients such as BMA, Rio-Tinto, Anglo American, BHP Billiton, OneSteel, Xtrata, Downer EDI, Theiss and Thyssen Krupp. Mr. Battaia is widely experienced in all aspects of the management design and construction as well as project management of metal fabrication projects. He has successfully built a $14.5 million business through his proven ability to develop, motivate and lead management teams to maximize the company’s profitability and efficiency. Mr. Battaia brings a wealth of experience in corporate management, growing manufacturing businesses and market knowledge of the mining, manufacturing and construction industries where electroluminescence technology can be applied.

The newly appointed board of directors intends to elect George Hatzimihail to serve as President and Chairman of the Board and Steven Battaia to serve as Secretary and Treasurer of the Company. The directors and officers will serve without compensation until further action by the board of directors.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Order Confirming Debtors’ Chapter 11 Plan of Reorganization (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 13, 2014)
10.2	Plan Proponents’ Modified First Amended Chapter 11 Plan (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 13, 2014)
10.3	Settlement Agreement dated September 14, 2014 (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 13, 2014)
10.4	Secured Promissory Note dated November 7, 2014 (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 13, 2014)
10.5	Intellectual Property Security Agreement dated November 7, 2014 (incorporated by reference to the Registrant’s Current Report on Form 8-K filed on November 13, 2014)
10.6	License Agreement (incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q filed on December 9, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2014	ORYON TECHNOLOGIES, INC.

	By:	/s/ John P. Kapeleris
John P. Kapeleris, Director